Exhibit 99.2

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (the “Consent and Amendment”), dated as of December 2, 2005, amends that certain Amended and Restated Credit Agreement dated as of August 15, 2005 (the “Credit Agreement”), by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), EACH OF THE GUARANTORS (as defined in the Credit Agreement), the BANKS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), NATIONAL CITY BANK OF PENNSYLVANIA, as Syndication Agent, and CITIZENS BANK OF PENNSYLVANIA, BANK OF AMERICA, N.A. and FIRST COMMONWEALTH BANK, as Co-Documentation Agents.

WITNESSETH:

WHEREAS, Borrower has requested, and the Banks have agreed, subject to the terms and conditions herein, to amend the Credit Agreement to, among other matters, permit KI Holdings to do an initial public offering of its shares.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

I. Definitions.

Capitalized terms not otherwise defined herein have the meanings given to them in the Credit Agreement.

II. Amendments to Credit Agreement.

A. Section 3.3 [Term Loan Notes] of the Credit Agreement is hereby amended and restated as follows:

“3.3 Term Loan Notes.

The Obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note dated on or about December 19, 2005 in substantially the form attached hereto as Exhibit 1.1(T) payable to the order of each Bank in a face amount equal to the Term Loan of such Bank. The principal amount as provided therein of the Term Notes shall be payable in 15 quarterly installments on the first day of each February, May, August, and November after the date of such Term Notes, each in the amount of $1,000,000, commencing on May 1, 2006 through August 1, 2009, with a final payment of all outstanding principal and interest on the Term Loans due on the Term Loan Maturity Date.”

B. Section 8.2.8 [Affiliate Transactions] of the Credit Agreement is hereby amended and restated as follows:

“8.2.8 Affiliate Transactions.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with an Affiliate (other than a Loan Party or a wholly-owned Subsidiary of a Loan Party to the extent not otherwise prohibited by this Agreement) (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions which are of a type which are or have previously been fully disclosed to the Administrative Agent and is in accordance with all applicable Law; it being agreed that prior to the payment of the fee described in the next succeeding sentence, the performance of the Advisory Services Agreement, dated as of December 1, 1997 (the “Advisory Services Agreement”), between the Borrower and Saratoga is permitted hereunder, and the payment by the Borrower of the fees in the amounts set forth in Sections 3(b) and (c), 4 and 5 of the Advisory Services Agreement is permitted hereunder. Effective upon the initial public offering of KI Holdings, the Borrower is permitted to terminate the Advisory Services Agreement, and in connection therewith, the Borrower is permitted to pay a financial advisor services termination fee in an amount not to exceed $3,000,000 (the “Financial Advisor Services Termination Fee”). Upon payment by the Borrower of such Financial Advisor Services Termination Fee, the Advisory Services Agreement is terminated and no further payments shall be permitted to be made in connection with the Advisory Services Agreement.”

C. Section 9.1.13 [Change of Control] of the Credit Agreement is hereby amended and restated as follows:

“9.1.13 Change of Control.

(i) any Person other than the Investors and their controlled (but not controlling or commonly controlled) Affiliates shall become the beneficial owner of more than 50% of the voting stock of the Borrower or shall obtain the power to nominate or elect, by agreement or otherwise, at least a majority of the board of directors of the Borrower, (ii) a “Change of Control” as defined in the 2003 Senior Note Indenture shall occur, or (iii) the Borrower shall cease to own 100% of the capital stock, member interests or partnership interests of any Loan Party except as permitted in this Agreement or following the consent of the Required Banks;”

III. Increase of Term Loan Commitments.

The Borrower, the other Loan Parties, and the Banks hereby agree to increase the Term Loan Commitments from the current outstanding amount of $9,500,000 to $19,000,000 and Schedule 1.1(B) [Commitments of Banks and Addresses for Notices] to the Credit Agreement is hereby amended and restated to read as set forth on the Schedule 1.1(B) attached to this Consent and Amendment, so that after giving effect to such increase, each Bank has the Commitments as set forth opposite such Bank’s name on the amended and restated Schedule 1.1(B) attached to this Consent and Amendment. The additional $10,000,000 of new funding, with respect to the Term Loan, provided under this Consent and Amendment shall be funded on or about December 19, 2005 upon consummation of all the conditions precedent set forth in Section 5 hereof.

IV. Consent.

The Banks hereby agree as follows:

(i) pursuant to Section 8.2.14.2 [Changes in 2003 Senior Note Debt Documents; Prohibition on Repurchase or Prepayment], the Banks hereby consent to a change in the definition of “Change of Control” in the 2003 Senior Note Indenture to provide that a public offering of the common stock of KI Holdings will be deemed a public offering of the common stock of the Borrower and therefore not constitute a “Change of Control” under the 2003 Senior Note Indenture; and

(ii) pursuant to Section 8.1.6 [Visitation Rights; Collateral Examinations], the Banks hereby consent to defer completion of the 2005 annual collateral audit and field examination until on or before March 31, 2006.

V. Conditions Precedent.

The Borrower, the Guarantors and the Banks acknowledge and agree that the Amendments set forth in Section 2 above, the increase in the Term Loan Commitments set forth in Section 3 above, and the Lenders’ consents set forth in Section 4 above shall be effective upon the occurrence of all the following conditions precedent (a) through (g):

A. The Borrower, the Guarantors, and the Banks shall have executed this Consent and Amendment;

B. There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate, dated as of the date of this Consent and Amendment and signed by the Secretary or an Assistant Secretary of the each Loan Party, certifying as appropriate as to:

1. all action taken by such party in connection with this Consent and Amendment and the other Loan Documents together with resolutions of each Loan Party evidencing same;

2. the names of the officer or officers authorized to sign this Consent and Amendment, the Term Notes, and any other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

3. copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date of this Consent and Amendment, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded;

C. The Borrower shall have delivered to the Administrative Agent an opinion or opinions of Borrower’s counsel which shall opine as to (i) the due authorization, execution and delivery, and enforceability of this Consent and Amendment and the Term Notes and (ii) such other matters as reasonably requested by the Administrative Agent, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

D. Each of the Loan Parties represents and warrants to the Administrative Agent and the Banks that, by its execution and delivery hereof to the Administrative Agent, after giving effect to this Consent and Amendment, no Material Adverse Change shall have occurred since the Closing Date of the Credit Agreement;

E. The representations and warranties set forth in the Credit Agreement and this Consent and Amendment shall be true and correct on and as of the date of this Consent and Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties that relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other material agreement, as of the date of this Consent and Amendment and the Borrower shall have delivered to the Administrative Agent a closing certificate certifying to all of the foregoing;

F. The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Consent and Amendment; and

G. All legal details and proceedings in connection with the transactions contemplated by this Consent and Amendment and all other Loan Documents to be delivered to the Banks shall be in form and substance reasonably satisfactory to the Administrative Agent.

The Borrower, the Guarantors and the Banks acknowledge and agree that upon the occurrence of all the following additional conditions precedent and provided no Event of Default or Potential Default exists, the Banks shall fund the additional amount of the Term Loan Commitments to the Borrower on or about December 19, 2005, but the Banks shall have no obligation to fund such additional amounts after February 28, 2006:

(w) The Borrower shall have delivered to the Administrative Agent and the Banks a final draft of all documents associated with the planned initial public offering of KI Holdings (the “KI Holdings IPO”) and shall have delivered to the Administrative Agent such information with respect to such initial public offering as the Administrative Agent shall have reasonably requested;

(x) The KI Holdings IPO shall have been consummated in an amount of at least $120,000,000 of which at least $100,000,000 will be used to repurchase/tender the 2003 Senior Notes;

(y) The Borrower shall have executed and delivered to each of the Banks new Term Notes in substantially the form attached hereto as Exhibit 1.1(T), reflecting the amount of each such Bank’s Term Loan Commitment as so increased pursuant to this Consent and Amendment; and

(z) The Borrower shall have paid to the Administrative Agent, for the benefit of the Banks, the following fees, which shall be deemed to be earned as of the date of the funding of the additional amount of the Term Loan Commitments: (i) 7.5 basis points (0.075%) of the sum of such Bank’s Revolving Credit Commitment plus its outstanding Term Loan balance as it existed immediately prior to the date of this Consent and Amendment; and (ii) 25 basis points (0.25%) on the additional funds advanced under the Term Loan by the Banks pursuant to this Consent and Amendment.

VI. Incorporation into Credit Agreement.

This Consent and Amendment shall be incorporated into the Credit Agreement by this reference.

VII. Full Force and Effect.

Except as expressly modified by this Consent and Amendment, all of the terms, conditions, representations, warranties, and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Banks and all Guaranty Agreements executed and delivered by the Guarantors.

VIII. Reimbursement of Expenses.

The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Consent and Amendment and all other documents or instruments to be delivered in connection herewith.

IX. Counterparts.

This Consent and Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

X. Entire Agreement.

This Consent and Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Consent and Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

XI. Governing Law.

This Consent and Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KOPPERS INC.

By:	/s/ Brian H. McCurrie
Name:	Brian H. McCurrie
Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

CONCRETE PARTNERS, INC.

By:	/s/ Brian H. McCurrie
Name:	Brian H. McCurrie
Title:	Treasurer

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of CONTINENTAL CARBON AUSTRALIA PTY LTD by its duly appointed attorney(s):
Brian H. McCurrie	/s/ Brian H. McCurrie
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Jonathan Lushko
Witness signature

Jonathan Lushko
Print name of Witness

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS AUSTRALIA HOLDING COMPANY PTY LTD by its duly appointed attorney(s):
Brian H. McCurrie	/s/ Brian H. McCurrie
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Jonathan Lushko
Witness signature

Jonathan Lushko
Print name of Witness

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS AUSTRALIA PTY LTD by its duly appointed attorney(s):
Brian H. McCurrie	/s/ Brian H. McCurrie
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Jonathan Lushko
Witness signature

Jonathan Lushko
Print name of Witness

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS CARBON MATERIALS & CHEMICALS PTY LTD by its duly appointed attorney(s):
Brian H. McCurrie	/s/ Brian H. McCurrie
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Jonathan Lushko
Witness signature

Jonathan Lushko
Print name of Witness

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS CONCRETE PRODUCTS, INC.

By:	/s/ Brian H. McCurrie
Name:	Brian H. McCurrie
Title:	Treasurer

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS DELAWARE, INC.

By:	/s/ Brian H. McCurrie
Name:	Brian H. McCurrie
Title:	President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS INVESTMENT SUBSIDIARY PTY LTD by its duly appointed attorney(s):
Brian H. McCurrie	/s/ Brian H. McCurrie
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Jonathan Lushko
Witness signature

Jonathan Lushko
Print name of Witness

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS LUXEMBOURG S.A.R.L.

By:	/s/ M. Claire Schaming
Name:	M. Claire Schaming
Title:	Manager Class A

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS MAURITIUS

By:	/s/ Brian H. McCurrie
Name:	Brian H. McCurrie
Title:	Attorney

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS REDEMPTION, INC.

By:	/s/ Brian H. McCurrie
Name:	Brian H. McCurrie
Title:	President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS SHIPPING PTY LTD by its duly appointed attorney(s):
Brian H. McCurrie	/s/ Brian H. McCurrie
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Jonathan Lushko
Witness signature

Jonathan Lushko
Print name of Witness

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS WOOD PRODUCTS PTY LTD by its duly appointed attorney(s):
Brian H. McCurrie	/s/ Brian H. McCurrie
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Jonathan Lushko
Witness signature

Jonathan Lushko
Print name of Witness

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

WORLD-WIDE VENTURES CORPORATION

By:	/s/ W. W. Turner
Name:	W. W. Turner
Title:	President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Thomas Majeski
Name:	Thomas Majeski
Title:	Vice President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK OF PENNSYLVANIA, individually and as Syndication Agent

By:	/s/ Ervine H. Geiger, III
Name:	Ervine H. Geiger, III
Title:	Vice President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as a Co-Documentation Agent

By:	/s/ Dwayne R. Finney
Name:	Dwayne R. Finney
Title:	Senior Vice President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as a Co-Documentation Agent

By:	/s/ Stephen F. O’Sullivan
Name:	Stephen F. O’Sullivan
Title:	Principal

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK, individually and as a Co-Documentation Agent

By:	/s/ Paul J. Oris
Name:	Paul J. Oris
Title:	Senior Vice President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Jim Janovsky
Name:	Jim Janovsky
Title:	Vice President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.

By:	/s/ Rose M. Crump
Name:	Rose M. Crump
Title:	Vice President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

LASALLE BANK, NATIONAL ASSOCIATION

By:	/s/ David P. Barrett
Name:	David P. Barrett
Title:	Vice President

[SIGNATURE PAGE - CONSENT AND AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick J. Kaufmann
Name:	Patrick J. Kaufmann
Title:	Vice President

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Banks and Addresses for Notices to Banks:

Bank		Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name: Address:	PNC Bank, National Association One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	$16,100,000.00	$2,660,000.00	$18,760,000.00	14.000000000%
Attention:	Thomas Majeski
Thomas.majeski@pncbank.com
Telephone: Telecopy:	(412) 762-2431 (412) 762-6484

Name: Address:	National City Bank of Pennsylvania 19th Floor, 20 Stanwix Street Pittsburgh, PA 15222	$14,720,000.00	$2,432,000.00	$17,152,000.00	12.800000000%
Attention:	Ervine Geiger III
Ervine.Geiger@nationalcity.com

Telephone: Telecopy:	(412) 644-7756 (412) 355-2283

Name: Address:	Citizens Bank of Pennsylvania Room 2910 525 William Penn Place Pittsburgh, PA 15219-1729	$13,340,000.00	$2,204,000.00	$15,544,000.00	11.600000000%
Attention:	Dwayne Finney
Dwayne.finney@citizensbank.com
Telephone: Telecopy:	(412) 867-2425 (412) 552-6307

Name: Address:	Bank of America, N.A. 100 Federal Street Boston, MA 02110	$13,340,000.00	$2,204,000.00	$15,544,000.00	11.600000000%
Attention:	Stephen F. O’Sullivan
stephen.f.o’sullivan@bankofamerica.com
Telephone: Telecopy:	(617) 434-9698 (617) 434-4929

Name: Address:	First Commonwealth Bank Frick Building, Suite 416 437 Grant Street Pittsburgh, PA 15219	$13,340,000.00	$2,204,000.00	$15,544,000.00	11.600000000%
Attention:	Paul Oris
poris@fcbanking.com
Telephone: Telecopy:	(412) 690-2208 (412) 690-2206

Name: Address:	Fifth Third Bank Gulf Tower, 21st Floor 707 Grant Street Pittsburgh, PA 15219	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%
Attention:	Jim Janovsky

Telephone: Telecopy:	(412) 291-5457 (412) 291-5477

Bank		Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name:	FirstMerit Bank, N.A.	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%
Address:	25 North Mill Street Post Office Box 671 New Castle, PA 16101
Attention:	Rose Crump
Rose.crump@firstmerit.com
Telephone:	(724) 657-6677
Telecopy:	(724) 656-8066

Name: Address:	LaSalle Bank, National Association 210 Sixth Avenue - Suite 3620 Pittsburgh, PA 15222	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%
Attention:	Chris Helmeci
christopher.helmeci@abnamro.com

Telephone: Telecopy:	(412) 255-5462 (412) 255-5485

Name: Address:	Wachovia Bank, National Association PA5415 - Meetinghouse Business Center 2240 Butler Pike Plymouth Meeting, PA 19462	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%
Attention:	Patrick Kaufmann
Patrick.kaufmann@Wachovia.com
Telephone: Telecopy:	(610) 941-3308 (610) 941-3129

	Total	$115,000,000	$19,000,000	$134,000,000	100%

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT:

Name:	PNC Bank, National Association
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Thomas Majeski
Telephone:	(412) 762-2431
Telecopy:	(412) 762-6484

SYNDICATION AGENT:

Name:	National City Bank of Pennsylvania
Address:	20 Stanwix Street, 19th floor
Pittsburgh, Pennsylvania 15222
Attention:	Ervine Geiger III
Telephone:	(412) 644-7756
Telecopy:	(412) 355-2283

BORROWER:

Name:	Koppers Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

GUARANTORS:

Name:	Concrete Partners, Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Continental Carbon Australia Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Australia Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Australia Holding Company Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Carbon Materials & Chemicals Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Concrete Products, Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Delaware, Inc.
Address:	401 Silverside Road, Suite 67
Wilmington, Delaware 19809
Attention:	Frank S. Zagar
Telephone:	(302) 798-8010
Telecopy:	(302) 798-0295

Name:	Koppers Investment Subsidiary Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Mauritius
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Redemption, Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Shipping Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Wood Products Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	World-Wide Ventures Corporation
Address:	Two Greenville Crossing—Suite 220
4005 Kennett Pike
Greenville, Delaware 19807
Attention:	Barbara M. Morris
Telephone:	(302) 421-2287
Telecopy:	(302) 421-2245

Name:	Koppers Luxembourg S.A.R. L.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

EXHIBIT 1.1(T)

FORM OF

AMENDED AND RESTATED TERM NOTE

$	Pittsburgh, Pennsylvania
, 20

FOR VALUE RECEIVED, the undersigned, KOPPERS INC., a Pennsylvania corporation (herein called the “Borrower”), hereby promises to pay to the order of              (the “Bank”) the principal sum of              U.S. Dollars (US$            ), pursuant to Section 3.1 of the Amended and Restated Credit Agreement among the Borrower, the Guarantors now or hereafter party thereto, the Banks now or hereafter party thereto, and PNC Bank, National Association, as Administrative Agent (hereinafter referred to in such capacity as the “Administrative Agent”), dated as of August 15, 2005 (as amended, restated, modified or supplemented, from time to time, the “Credit Agreement”), payable to the Bank as follows: quarterly installments of principal in the amount set forth in Section 3.3 of the Credit Agreement payable on the first day of each February, May, August, and November hereafter, with a final installment of the entire balance due on the Term Loan Maturity Date.

Interest hereon will be payable at the times provided for in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the unpaid principal balance hereof at a rate per annum as set forth in Section 4.3 of the Credit Agreement. Such interest will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Administrative Agent located at PNC Firstside Center, 500 First Avenue, Pittsburgh, Pennsylvania 15219, in lawful money of the United States of America in immediately available funds.

This Amended and Restated Term Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests and Liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Amended and Restated Term Note and the Credit Agreement.

This Amended and Restated Term Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the “Borrower” and the “Bank” shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Amended and Restated Term Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

This Amended and Restated Term Note amends and restates that certain Term Note dated August 15, 2005 payable by the Borrower to the order of the Bank (the “Original Note”). The Amended and Restated Term Note is not intended to constitute, and does not constitute an interruption, suspension of continuity, discharge of prior duties, termination, novation or satisfaction of the obligations, indebtedness or liabilities represented by the Original Note.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Amended and Restated Term Note by its duly authorized officer with the intention that it constitutes a sealed instrument.

KOPPERS INC.

By:	(Seal)
Name:
Title: